Net trading income (losses) (Tables)	12 Months Ended
Dec. 31, 2025
Disclosure of trading income (expense) [Abstract]
Schedule of Net Trading Income (Expense)

	2025 £m	2024[1] £m	2023[1] £m
Net gains on financial assets and liabilities at fair value through profit or loss:
Net gains on financial instruments held for trading[2]	716	778	518
Net gains on other financial instruments mandatorily held at fair value through profit or loss	555	662	561
Net losses on financial liabilities designated at fair value through profit or loss	(252)	(336)	(341)
	1,019	1,104	738
Foreign exchange	411	687	585
Investment property gains (losses)	55	21	(16)
Net trading income	1,485	1,812	1,307
1Comparative periods have been represented for presentational changes. See note 1.
2Includes hedge ineffectiveness in respect of fair value hedges (2025: loss of £54 million; 2024: loss of £81 million; 2023: loss of £267 million) and cash flow hedges (2025: gain of
£54 million; 2024: loss of £60 million; 2023: gain of £19 million).